UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2026

Weatherford International plc
(Exact name of registrant as specified in its charter)

Ireland	001-36504	98-0606750
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2000 St. James Place,	Houston,	Texas	77056
(Address of principal executive offices)			(Zip Code)
 Registrant’s telephone number, including area code: 713.836.4000

N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary shares, $0.001 par value per share	WFRD	NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
                                         Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e) The Board of Directors of Weatherford International plc (the “Company” or “Weatherford-Ireland”) previously adopted, subject to approval by the Company’s shareholders, the Weatherford International plc Fifth Amended and Restated 2019 Equity Incentive Plan (the “Plan”), to increase the number of the Company’s ordinary shares, nominal value $0.001 per share (“Ordinary Shares”) issuable thereunder by 565,000 shares. As reported under Item 5.07 below, the Company’s shareholders voted to approve the Plan on June 11, 2026.

A summary of the material terms of the Plan is included in the Company’s definitive proxy statement (the “Proxy Statement”) for the 2026 Annual General Meeting of Shareholders and Special Court-Convened Meeting of the Company under the heading “Agenda Item 4 – The Equity Incentive Plan Proposal,” which was filed by the Company on Schedule 14A with the Securities and Exchange Commission on April 21, 2026. This is qualified in its entirety by reference to the text of the Plan, which is filed as Exhibit 10.1 to this report and is incorporated herein by reference. The Company intends to file a registration statement on Form S-8 to register the additional shares prior to issuance.

Item 5.07	Submission of Matters to a Vote of Security Holders.
On June 11, 2026, the Company held a Special Court-Convened Meeting of Shareholders (the “Court Meeting”) followed by its 2026 Annual General Meeting of Shareholders (the “AGM” and, together with the Court Meeting, the “Shareholder Meetings”). At the Court Meeting, holders of 64,582,052 Ordinary Shares, or approximately 89.78% of the 71,933,662 issued and outstanding Ordinary Shares entitled to vote, were present in person or by proxies; and at the AGM, holders of 67,204,428 Ordinary Shares, or approximately 93.42% of the shares entitled to vote, were present in person or by proxies. The AGM proposals one through six, relating to the annual business of the Company, were approved.

The sole proposal at the Court Meeting and proposals seven through eleven at the AGM relate to the Company’s proposed redomestication from Ireland to the United States, specifically Texas (the “Redomestication,” and such proposals, the “Redomestication Proposals”). While the Redomestication Proposals received support in excess of 60% of votes cast at the Shareholder Meetings, certain of the Redomestication Proposals did not receive the requisite 75% support needed to pass. Redomesticating to the United States remains a priority of the Company because of the expected financial benefit to Weatherford and its shareholders. The Company has engaged with shareholders and is taking their feedback into consideration. We intend to present an updated proposal to redomesticate to Delaware at a future meeting of shareholders.

The voting results were as follows:

The Court Meeting:

1.The shareholders did not vote to approve Court Meeting Agenda Item 1: To agree to a scheme of arrangement under Chapter 1 of Part 9 of the Companies Act 2014, as amended (the “Companies Act”), substantially in the form attached as Annex C to the Proxy Statement (“Scheme of Arrangement”), that, once it becomes effective, will result in the shareholders of the Company owning common stock of Weatherford International Corp, a Texas Corporation (“Weatherford-US”), instead of ordinary shares of the Company. Approval of the Scheme of Arrangement required both (i) the approval of a majority in number of registered shareholders (who, being entitled to do so, attended and voted, in person or by proxy, at the Court Meeting) and (ii) such approving shareholders representing at least 75% in value of the Weatherford-Ireland ordinary shares held by all registered shareholders so present and voting. While a majority in number of registered shareholders voted in favor, the separate 75% threshold was not met.

For	Against	Abstain	Broker Non-Votes
40,010,359	24,472,459	99,234	—

The AGM:

Annual Business

1.The shareholders voted as follows to elect each of the six director nominees to serve a one-year term that is anticipated to expire at the Company’s 2027 Annual General Meeting of the Shareholders.

Name of Director	For	Against	Abstain	Broker Non-Votes
Steven Beringhause	64,463,178	273,148	22,447	2,445,655
Benjamin C. Duster, IV	57,112,768	7,420,941	225,064	2,445,655
Neal P. Goldman	52,957,446	11,699,624	101,703	2,445,655
Jacqueline C. Mutschler	57,108,932	7,424,913	224,928	2,445,655
Charles M. Sledge	62,474,544	2,261,482	22,747	2,445,655
Girishchandra K. Saligram	64,678,963	57,395	22,415	2,445,655

2.The shareholders voted as follows to: (a) ratify the appointment of (i) KPMG LLP as the Company’s independent registered public accounting firm and auditor for the financial year ending December 31, 2026 and (ii) KPMG Chartered Accountants, Dublin, as the Company’s statutory auditor under Irish law to hold office until the close of the Company’s 2027 Annual General Meeting of the Shareholders; and (b) authorize the Board of Directors of the Company, acting through the Audit Committee, to determine the auditors’ remuneration.

For	Against	Abstain	Broker Non-Votes
66,727,562	453,263	23,603	—

3.The shareholders voted as follows to approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers.

For	Against	Abstain	Broker Non-Votes
64,080,857	506,631	171,285	2,445,655

4.The shareholders voted as follows to approve the Plan.

For	Against	Abstain	Broker Non-Votes
60,282,187	4,435,782	40,804	2,445,655
5.The shareholders voted as follows to grant the Board of Directors the authority to issue shares under Irish law.

For	Against	Abstain	Broker Non-Votes
64,464,463	272,433	21,877	2,445,655

6.The shareholders voted as follows to grant the Board of Directors the authority to opt-out of statutory preemption rights under Irish law.

For	Against	Abstain	Broker Non-Votes
64,317,149	417,018	24,606	2,445,655

Scheme Related Business

7.The shareholders voted as follows to approve the Scheme of Arrangement by, and on behalf of, the Company, and to authorize the directors of the Company to take all such actions as they consider necessary or appropriate to carry the Scheme of Arrangement into effect.

For	Against	Abstain	Broker Non-Votes
39,473,706	25,247,441	37,626	2,445,655

8.The shareholders did not vote to approve a capital reduction under sections 84 to 86 of the Companies Act to effect the cancellation of Weatherford-Ireland ordinary shares contemplated by the Scheme of Arrangement.

For	Against	Abstain	Broker Non-Votes
41,338,423	23,395,869	24,481	2,445,655
9.The shareholders did not vote to approve the terms of an initial subscription, allotment and issue of one, or more, Weatherford-Ireland ordinary shares to Weatherford-US in connection with the Scheme of Arrangement.

For	Against	Abstain	Broker Non-Votes
41,870,302	22,850,999	37,472	2,445,655

10.The shareholders voted as follows to authorize the directors of Weatherford-Ireland to allot and issue new Weatherford-Ireland ordinary shares to Weatherford-US and/or its nominee(s) in an amount equal to the number of Weatherford-Ireland ordinary shares cancelled in connection with the Scheme of Arrangement and the application of the reserve credit arising in the books of account of Weatherford-Ireland as a result of such cancellation in paying-up in full, to their nominal value, such number of new Weatherford-Ireland ordinary shares to be allotted and issued to Weatherford-US and/or its nominee(s) in the manner described in the Scheme of Arrangement.

For	Against	Abstain	Broker Non-Votes
42,881,656	21,839,013	38,104	2,445,655

11.The shareholders did not vote to approve an amendment to the Weatherford-Ireland Articles so that any Weatherford-Ireland ordinary shares that are issued on or after the Voting Record Time (as defined in the Scheme of Arrangement) to persons other than Weatherford-US or its nominee(s) will either be subject to the terms of the Scheme of Arrangement or will be immediately and automatically acquired by Weatherford-US and/or its nominee(s) for the Scheme Consideration (as defined in the Scheme of Arrangement).

For	Against	Abstain	Broker Non-Votes
39,510,378	25,213,519	34,876	2,445,655

Forward-Looking Statements
This report, as well as other statements we make, include forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements that are not historical facts, including statements about Weatherford’s beliefs, plans, estimates, or expectations, are forward-looking statements. Forward-looking statements often use words such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “forecast,” “goal,” “intend,” “plan,” “potential,” “should,” “target,” “will,” and other words of similar meaning. Such forward-looking statements include, but are not limited to, statements regarding the redomestication, including statements that the redomestication remains a priority of the Company, the Company’s intention to present an updated redomestication proposal at a future meeting of shareholders, and the expected benefits of the redomestication. These statements are based on current beliefs, plans, estimates, and expectations, all of which involve risk and uncertainty. Actual results may differ materially from those included in such forward-looking statements and therefore you should not place undue reliance on them.

The factors that could cause actual results to differ materially from current expectations include, but are not limited to, our ability to receive, in a timely manner and on satisfactory terms, required shareholder and court approval, and to satisfy the other conditions to the redomestication within the expected timeframe or at all; our ability to realize the expected benefits from the redomestication; the occurrence of difficulties in connection with the redomestication, including any costs related thereto; the risk that the redomestication disrupts current plans and operations; any changes in tax laws, tax treaties or tax regulations or the interpretation or enforcement thereof by the tax authorities in Ireland, the United States and other jurisdictions following the redomestication; and the future financial performance of Weatherford following the redomestication.

The foregoing factors are in addition to those other risks, uncertainties, and factors included in the “Risk Factors” section and elsewhere in Weatherford’s reports filed with the SEC, including annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, and other documents filed with the SEC. There may be other risks and uncertainties that we are not currently aware of or are unable to predict and which may also affect Weatherford’s forward-looking statements and may cause actual results and the timing of events to differ materially from those anticipated. The forward-looking statements made in this communication are made only as of the date hereof or as of the dates indicated in the forward-looking statements and

Weatherford undertakes no obligation to update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Exhibit Description
10.1	Weatherford International plc Fifth Amended and Restated 2019 Equity Incentive Plan.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Weatherford International plc
Date: June 11, 2026	By:	/s/ Scott C. Weatherholt
Scott C. Weatherholt
Executive Vice President, General Counsel and Chief Compliance Officer